Exhibit 10.1

Execution Version

SEVENTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of August 15, 2022 and is entered into by and among CLEARWAY ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrower”), CLEARWAY ENERGY LLC, a Delaware limited liability company (“Holdings”), each other Guarantor party hereto, JPMORGAN CHASE BANK, N.A. (“JPM”), in its capacity as the administrative agent under the Credit Agreement (the “Administrative Agent”), and THE LENDERS party hereto and is made with reference to that certain Amended and Restated Credit Agreement dated as of April 25, 2014, as amended by that certain First Amendment to Amended & Restated Credit Agreement, dated as of June 26, 2015, that certain Second Amendment to Amended & Restated Credit Agreement, dated as of February 6, 2018, that certain Third Amendment to Amended and Restated Credit Agreement and Administrative Agent Resignation and Appointment Agreement, dated as of April 30, 2018, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of November 30, 2018, that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of December 20, 2019, and that certain Sixth Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Pledge and Security Agreement, dated as of November 30, 2021 (the “Credit Agreement,” and as amended by this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), by and among the Borrower, Holdings, the other Guarantors party thereto, the Lenders and L/C Issuers party thereto and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement, and the rules of interpretation set forth in Section 1.02 of the Amended Credit Agreement shall apply hereto, mutatis mutandis.

RECITALS

WHEREAS, the Loan Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to the satisfaction of the conditions specified herein, the undersigned Lenders are willing to agree to such amendments to the Credit Agreement in accordance with Section 11.01 of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT

Effective on and as of the date on which each of the conditions set forth in Section II has been satisfied (or waived by the party or parties entitled to the benefit thereof):

A.	The following definition in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Change of Control” means an event or series of events by which:

(a)       Equity Investor and TotalEnergies shall cease to collectively own, directly or indirectly, at least 35% (as measured by voting power rather than number of shares or other equity securities) of the equity securities of Parent entitled to vote for members of the board of directors or equivalent governing body of Parent on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or

(b)       [reserved]; or

(c)       Parent, Equity Investor and TotalEnergies collectively shall cease to, directly or indirectly, own and control legally and beneficially all of the Equity Interests in Holdings; or

(d)       Holdings shall cease to directly own and control legally and beneficially all of the Equity Interests in the Borrower.

Notwithstanding anything herein to the contrary or any provision of Section 13d-3 of the Exchange Act, a Person or group shall not be deemed to beneficially own Equity Interests subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Equity Interests in connection with the transactions contemplated by such agreement.

B.	Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Seventh Amendment” means that certain Seventh Amendment to this Agreement, dated as of August 15, 2022.

“Seventh Amendment Effective Date” has the meaning given to such term in the Seventh Amendment.

“TotalEnergies” means any of TotalEnergies SE, a French société européenne, and its Affiliates.

SECTION II.	CONDITIONS

This Amendment shall become effective as of the first date on which each of the following conditions in this Section II have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Seventh Amendment Effective Date”):

A.            Deliverables to Administrative Agent. The Administrative Agent’s receipt of the following, each of which shall be originals or electronically transmitted copies of originals (followed as soon as reasonably practicable by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Seventh Amendment Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders: (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties, (ii) counterpart signature pages of this Amendment duly executed by the Administrative Agent and (iii) a counterpart signature page of this Amendment duly executed by the Required Lenders.

2

B.             Payment of Fees and Expenses. The Administrative Agent shall have received all reasonable and documented out-of-pocket fees and expenses incurred in connection with this Amendment on or prior to the Seventh Amendment Effective Date, including, to the extent invoiced at least three (3) Business Days prior to the Seventh Amendment Effective Date, reimbursement or other payment of all out-of-pocket fees and expenses in each case required to be reimbursed or paid by the Borrower under the Credit Agreement.

C.            Consummation of Acquisition. The acquisition of 50.0% of GIP III Zephyr Acquisition Holdings L.P., a Delaware limited partnership, by TotalEnergies shall have been consummated, as confirmed to the Administrative Agent in writing (via e-mail or otherwise) by the Borrower or its representatives.

D.            Representations and Warranties. Each of the representations and warranties in clauses (A), (B), (C)(i), (D) and (E) (solely with respect to Section 5.14 of the Credit Agreement) of Section III shall be true and correct in all material respects on the Seventh Amendment Effective Date (unless made solely as of a prior date, in which case such representation and warranty was true and correct in all material respects as of such date).

SECTION III.	REPRESENTATIONS AND WARRANTIES

Each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects as of the date hereof:

A.            Corporate Power and Authority. Each Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Amended Credit Agreement and consummate the transactions contemplated by this Amendment and the Amended Credit Agreement.

B.            Authorization of Amendment. The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action.

C.            No Conflict. The execution, delivery and performance by each Loan Party of this Amendment do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or require any payment to be made under, (a) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (b) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person or any of its Subsidiaries (other than Liens created under the Collateral Documents); or (iv) violate any material Law.

3

D.            Binding Effect. This Amendment has been duly executed and delivered by each Loan Party that is party hereto. Each of this Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto or thereto in accordance with its terms, except as enforceability hereof or thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect relating to creditors’ rights generally (including specific performance) and (ii) general equitable principles (whether considered in a proceeding in equity or at law), and to the discretion of the court before which any proceeding may be brought.

E.             Representations and Warranties, Etc. (x) All representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “materiality” or “Material Adverse Effect”), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (but in all respects if such representation or warranty is qualified by “materiality” or “Material Adverse Effect”) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, and the representations and warranties contained in Section 5.05(c) of the Credit Agreement shall be deemed to refer to the statements furnished pursuant to Section 6.01(a) of the Credit Agreement with respect to the fiscal year ended December 31, 2021, and (y) no Default or Event of Default has occurred and is continuing.

SECTION V.	ACKNOWLEDGMENT AND CONSENT OF LOAN PARTIES; REAFFIRMATION OF GUARANTIES AND LIENS

A.            Acknowledgment and Consent. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments of the Credit Agreement effected pursuant to this Amendment.

B.             Guaranty and Lien Reaffirmation. Each Loan Party hereby (i) confirms that each Loan Document (including the Guaranty), both before and immediately after giving effect to and, if applicable, as amended by this Amendment, to which it is a party or otherwise bound, and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended by this Amendment, if applicable, the payment and performance of the Secured Obligations and (ii) ratifies all guaranties and Liens granted by it pursuant to the Loan Documents.

C.             Continuing Effect. Each Loan Party hereby acknowledges and agrees that (i) each Loan Document, both before and immediately after giving effect to and, if applicable, as amended by this Amendment, to which it is a party or otherwise bound shall continue in full force and effect and (ii) all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

D.            No Filings Necessary. Except as otherwise required herein, each Loan Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Loan Party in order to maintain the perfection, enforceability or validity of the security interests created pursuant to the Collateral Documents.

4

SECTION VI.	MISCELLANEOUS

A. Reference to and Effect on Credit Agreement and Other Loan Documents.

(i) On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute either (x) a novation of the Credit Agreement or any of the other Loan Documents or any obligations thereunder or (y) a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, Lender or L/C Issuer under, the Credit Agreement or any of the other Loan Documents. The amendments contained herein are limited to the specified provisions and circumstances described and shall not be deemed to prejudice any rights not specifically addressed herein which any Agent, Lender or L/C Issuer may now have or may have in the future under the Amended Credit Agreement or any other Loan Document.

B. Loan Document. For the avoidance of doubt, this Amendment constitutes a Loan Document.

C. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

E. Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The provisions of Sections 11.14(b), (c) and (d) and Section 11.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

F. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of this page intentionally left blank.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	CLEARWAY ENERGY OPERATING LLC

	By:	/s/ Christopher S. Sotos
Name: Christopher S. Sotos
Title: President & Chief Executive Officer

GUARANTORS:	CLEARWAY ENERGY LLC
DGPV HOLDING LLC

	By:	/s/ Christopher S. Sotos
Name: Christopher S. Sotos
Title: President & Chief Executive Officer

[Signature Page to Seventh Amendment to A&R Credit Agreement]

ALTA WIND 1-5 HOLDING COMPANY, LLC
ALTA WIND COMPANY, LLC
Capistrano Portfolio Holdings LLC
CBAD HOLDINGS II, LLC
CLEARWAY SOLAR STAR LLC
CWEN PINNACLE REPOWERING HOLDINGS LLC
CWSP RATTLESNAKE HOLDING LLC
DAGGETT SOLAR HOLDCO LLC
DG-CS HOLDINGS LLC
DG SREC HOLDCO LLC
ENERGY CENTER HONOLULU HOLDINGS LLC
LANGFORD HOLDING LLC
LIGHTHOUSE RENEWABLE HOLDINGS LLC
MARSH LANDING HOLDCO LLC
NIMH SOLAR HOLDINGS LLC
OCOTILLO WINDPOWER HOLDINGS LLC
PAWVA Wind Holdings LLC
PORTFOLIO SOLAR I, LLC
ROSAMOND SOLAR HOLDCO LLC
RPV HOLDING LLC
SOLAR FLAGSTAFF ONE LLC
SOLAR IGUANA LLC
SOLAR LAS VEGAS MB 1 LLC
SOLAR TABERNACLE LLC
SOUTH TRENT HOLDINGS LLC
SPP ASSET HOLDINGS, LLC
SPP FUND II HOLDINGS, LLC
SPP FUND II, LLC
SPP FUND II-B, LLC
SPP FUND III, LLC
THERMAL CANADA INFRASTRUCTURE HOLDINGS LLC
THERMAL HAWAII DEVELOPMENT HOLDINGS LLC
UTAH SOLAR MASTER HOLDCO LLC
WV WIND HOLDINGS LLC

By:	/s/ Christopher S. Sotos
Name: Christopher S. Sotos
Title: President

[Signature Page to Seventh Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/Arina Mavilian
Name: Arina Mavilian
Title: Authorized Signatory

[Signature Page to Seventh Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/Arina Mavilian
Name: Arina Mavilian
Title: Authorized Signatory

[Signature Page to Seventh Amendment to A&R Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/Christopher J. Heitker
Name: Christopher J. Heitker
Title: Director

[Signature Page to Seventh Amendment to A&R Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Seventh Amendment to A&R Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:	/Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director

[Signature Page to Seventh Amendment to A&R Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

[Signature Page to Seventh Amendment to A&R Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Michael Wagner
Name: Michael Wagner
Title: Authorized Signatory

[Signature Page to Seventh Amendment to A&R Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Senior Vice President

[Signature Page to Seventh Amendment to A&R Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.
as a Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

[Signature Page to Seventh Amendment to A&R Credit Agreement]

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.,
as a Lender

By:	/s/ Jeffrey Fesenmaier
Name: Jeffrey Fesenmaier
Title: Managing Director

[Signature Page to Seventh Amendment to A&R Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Seventh Amendment to A&R Credit Agreement]